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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2007


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

           000-24743                                        31-1455913
    (Commission File Number)                              (IRS Employer
                                                       Identification No.)

                       1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On May 24, 2007, the shareholders of Buffalo Wild Wings, Inc. approved the Buffalo Wild Wings, Inc. Cash Incentive Plan (the "Plan"), which provides for annual incentive payments under an annual incentive bonus program for key executives, include the Chief Executive Officer, Chief Financial Officer and all other executive officers. The Plan contains provisions to comply with the Internal Revenue Code Section 162(m).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On May 25, 2007, the Company submitted a Statement of Designation to the Office of the Minnesota Secretary of State, which Statement of Designation will be effective upon the completion of the filing. The Statement of Designation amends the Company's Restated Articles of Incorporation by designating 4,600,000 shares of the undesignated shares as common shares. The Statement of Designation is included with the Restated Articles of Incorporation attached hereto as Exhibit 3.1 and incorporated in this Report as if fully set forth herein.

Item 9.01      Financial Statements and Exhibits.

               (a) Financial statements: None.

               (b) Pro forma financial information: None.

               (c) Shell company transactions: None.

               (d) Exhibits:

                   3.1  Restated Articles of Incorporation, as Amended

                   10.1 Cash Incentive Plan--incorporated by reference to
                        Appendix B to the Company's Definitive Proxy Statement filed with the United States Securities and Exchange Commission on April 20, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 31, 2007

                                   BUFFALO WILD WINGS, INC.


                                   By:  /s/ James M. Schmidt
                                        ----------------------------------------
                                        James M. Schmidt, Senior Vice
                                        President, General Counsel and Secretary


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
May 24, 2007                                                           000-24743

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                            BUFFALO WILD WINGS, INC.

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EXHIBIT NO.          ITEM

   3.1               Restated Articles of Incorporation, as Amended

   10.1 Cash Incentive Plan--incorporated by reference to Appendix B to the Company's Definitive Proxy Statement filed with the United States Securities and Exchange Commission on April 20, 2007